EXHIBIT 10(l)
                                  -------------


                          CONSENT AND JOINDER AGREEMENT
                          -----------------------------

         CONSENT AND JOINDER AGREEMENT dated June 6, 2006 by and among JOHN HALBREICH, an individual with an address at PO Box 519, Alpine, NJ 07620 ("Halbreich"), BRUCE CAHILL, an individual with an address at 5 Emerson Road, Brookville, NY 11545 ("Cahill", and together with Halbreich, the "New Stockholders"), JACLYN, INC., a Delaware corporation with an address at 635 59th Street, West New York, New Jersey 07093 ("Jaclyn"), and the persons listed on the signature pages hereto (the "Present Stockholders").

                                   BACKGROUND
                                   ----------

         Jaclyn and the Present Stockholders are parties to an Amended and Restated Stockholders' Agreement dated as of May 12, 2003 (as amended to date, the "Stockholders' Agreement") pursuant to which, among other things, Jaclyn and the Present Stockholders have agreed to certain provisions relating to the voting and disposition of the shares of common stock, $1.00 par value per share (the "Common Stock") owned by them or as to which they may have or share the right to vote.

         Each of the New Stockholders desires to become a party to the Stockholders' Agreement and the Present Stockholders have agreed that the New Stockholders may become a party to the Stockholders' Agreement, all upon the terms and subject to the conditions set forth in this Consent and Joinder Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Stockholders' Agreement, and for other good and valuable consideration, Jaclyn, the New Stockholders and the Present Stockholders hereby agree as follows:

         1. Definitions. Capitalized terms used but not defined in this Consent and Joinder Agreement shall have the meanings assigned to those terms in the Stockholders' Agreement.

         2. Joinder. Each of the New Stockholders hereby consents and agrees, effective as of the date hereof, to being added and obligated as a Stockholder under the Stockholders' Agreement and the Present Stockholders hereby consent and agree to the foregoing.

         3. Amendments to Stockholders' Agreement. (a) All references to "Stockholder" or
Stockholders" in the Stockholders' Agreement shall be deemed to include the New Stockholders, and the respective definitions of those terms are each hereby amended to include the New Stockholders.

                  (b) Schedule A to the Stockholders' Agreement is hereby amended to add the name and address of the New Stockholders as follows:

                  John Halbreich                    Bruce Cahill
                  PO Box 519                        5 Emerson Road
                  Alpine, NJ  07620                 Brookville, NY  11545

                  (c) Each of the New Stockholders shall be a member of the Robert Chestnov Stockholder Group and, in that regard, Schedule B to the Stockholders' Agreement is hereby amended to add the names "John Halbreich" and "Bruce Cahill" to the end of the page captioned "ROBERT CHESTNOV STOCKHOLDER GROUP".

         4. Miscellaneous. (a) Except as amended hereby, the Stockholders' Agreement, and all documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law).

                  (c) This Agreement may be executed in two or more counterparts, each of which shall be considered to be an original, but all of which, when taken together, shall constitute one and the same instrument.

                  (d) Headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                  (e) Any signature received by facsimile or electronic transmission shall be deemed an original signature hereto.

                  (remainder of page intentionally left blank)

         IN WITNESS WHEREOF, Jaclyn, the New Stockholders and the Present Stockholders have executed this Consent and Joinder Agreement as of the day and year first above written.

                                           JACLYN, INC.


                                           By: /s/ ROBERT CHESTNOV
                                               ---------------------------------
                                           Name:   Robert Chestnov
                                           Title:  President

                                           /s/ JOHN HALBREICH
                                           -------------------------------------
                                           John Halbreich



                                           /s/ BRUCE CAHIL
                                           -------------------------------------
                                           Bruce Cahill





                       (signatures continue on next page)

                             STOCKHOLDER SIGNATURES
                             ----------------------



/s/ ABE GINSBURG                              /s/ DAVID HARTSTEIN
-----------------------------                 -------------------------------
Abe Ginsburg                                  David Hartstein

/s/ SYLVIA GINSBURG                           /s/ AIMEE HARTSTEIN
-----------------------------                 -------------------------------
Sylvia Ginsburg                               Aimee Hartstein

/s/ HOWARD GINSBURG                           /s/ SCOTT HARTSTEIN
-----------------------------                 -------------------------------
Howard Ginsburg                               Scott Hartstein


-----------------------------
Randi Zinz Ginsburg

/s/ HOWARD GINSBURG                           /s/ RACHEL HARTSTEIN
-----------------------------                 -------------------------------
Howard Ginsburg custodian for                 Rachel Hartstein
Joshua Zinz Ginsburg

/s/ HOWARD GINSBURG
-----------------------------                 -------------------------------
Howard Ginsburg custodian for                 Marvin Schwartz
Zachary Zinz Ginsburg

/s/ HOWARD GINSBURG                           THE JACOB GINSBURG FOUNDATION
-----------------------------
Howard Ginsburg custodian for
Alexa Zinz Ginsburg
                                              By: /s/ ABE GINSBURG
                                                  ------------------------------
-----------------------------                 Print Name:   Abe Ginsburg
Bernice Gailing Schwartz                      Print Title:  Director

/s/ STEPHANIE DARA GAILING                    ABE AND SYLVIA GINSBURG FOUNDATION
-----------------------------
Stephanie Dara Gailing                        By: /s/ ABE GINSBURG
                                                  ------------------------------
/s/ ERIC LEE GAILING                          Print Name:   Abe Ginsburg
-----------------------------                 Print Title:  Director
Eric Lee Gailing

/s/ JACLYN HARTSTEIN
-----------------------------
Jaclyn Hartstein

                             STOCKHOLDER SIGNATURES
                             ----------------------



NATMART LTD.                                  /s/ MICKEY WOLF
                                              ----------------------------------
                                              Mickey Wolf
By: /s/ ALLAN GINSBURG
-----------------------------                 /s/ MELISSA GINSBURG
Print Name:   Allan Ginsburg                  ----------------------------------
Print Title:  General Partner                 Melissa Ginsburg

/s/ NATALIE GINSBURG                          /s/ BONNIE SUE LEVY
-----------------------------                 ----------------------------------
Natalie Ginsburg                              Bonnie Sue Levy for Jordyn
                                              Lichtstein, a minor

/s/ BONNIE SUE LEVY
-----------------------------
Bonnie Sue Levy
                                              /s/ STEPHANIE ZUCKER
                                              ----------------------------------
/s/ JAMIE LEVY                                Stephanie Zucker
-----------------------------
Jamie Levy

/s/ SHERRI ANN LEVY                           NATALIE AND MARTIN GINSBURG
-----------------------------                 FOUNDATION
Sherri Ann Levy

/s/ ROBYN LEVY WOLF                           By: /s/ NATALIE GINSBURG
-----------------------------                     ------------------------------
Robyn Levy Wolf                               Print Name: Natalie Ginsburg
                                              Print Title:
/s/ ALLAN GINSBURG
-----------------------------
Allan Ginsburg                                ALLAN AND CAROLYN GINSBURG
                                              FOUNDATION
/s/ CAROLYN GINSBURG
-----------------------------
Carolyn Ginsburg                              By: /s/ ALLAN GINSBURG
                                                  ------------------------------
                                                  Print Name:   Allan Ginsburg
/s/ GREGORY GINSBURG                              Print Title:  President
-----------------------------
Allan Ginsburg, custodian for
Gregory Ginsburg

/s/ KATHRYN ASHLEY GINSBURG
-----------------------------
Allan Ginsburg custodian for
Kathryn Ashley Ginsburg

/s/ JEFFREY GINSBURG
-----------------------------
Jeffrey Ginsburg

/s/ KENNETH GINSBURG
-----------------------------
Kenneth Ginsburg

                             STOCKHOLDER SIGNATURES
                             ----------------------



/s/ ROBERT CHESTNOV                           ALEX CHESTNOV MEMORIAL
-----------------------------                 FOUNDATION
Robert Chestnov

/s/ SHEILA CHESTNOV                           By: /s/ ROBERT CHESTNOV
-----------------------------                     ------------------------------
Sheila Chestnov                               Print Name:   Robert Chestnov
                                              Print Title:  Trustee
/s/ SHEILA CHESTNOV
-----------------------------
Sheila Chestnov custodian for                 /s/ STEPHANIE CHESTNOV
Robyn Jill Chestnov                           ----------------------------------
                                              Stephanie Chestnov

/s/ SHEILA CHESTNOV                           /s/ RICHARD CHESTNOV
-----------------------------                 ----------------------------------
Sheila Chestnov custodian for                 Richard Chestnov for Alexis
Michael Steven Chestnov                       Chestnov, a minor

/s/ HANNAH CHESTNOV
-----------------------------                 ----------------------------------
Hannah Chestnov                               Mark Nitzberg

/s/ RICHARD CHESTNOV
-----------------------------
Richard Chestnov, Trustee under
Estate of Alex Chestnov-Non Marital Trust B

/s/ ROBERT CHESTNOV
-----------------------------
Robert Chestnov, Trustee under
Estate of Alex Chestnov-Non-Marital Trust B

/s/ RICHARD CHESTNOV
-----------------------------
Richard Chestnov

/s/ NEIL SCHILLER
-----------------------------
Neil Schiller

/s/ ROBYN SCHILLER
-----------------------------
Robyn Schiller